SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 9, 2000

                           FIRST SECURITY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

Delaware                              1-6906                          87-6118148
(State or Other                  (Commission File               (I.R.S. Employer
Jurisdiction of                      Number)                 Identification No.)
Incorporation)

79 South Main, P.O. Box 30006                                         84130-0006
Salt Lake City, Utah                                                  (Zip Code)
(Address of Principal Executive Offices)
Registrant's telephone number, including area code: (801) 246-5976

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.     Other Events.

            First Security Corporation, a Delaware corporation ("FSCO"), and Wells Fargo & Company, a Delaware corporation ("WFC"), have entered into an Agreement and Plan of Reorganization, dated as of April 9, 2000 (including all exhibits attached thereto, the "Merger Agreement"). The Merger Agreement provides for the merger of FSCO with and into a wholly-owned subsidiary of WFC (the "Merger"). A copy of a press release released jointly by FSCO and WFC describing the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      The exhibit to this current report on Form 8-K contains forward-looking statements about the financial condition, results of operations and business of WFC and FSCO and, assuming the consummation of the Merger, on the combined company. These include statements about: (a) the anticipated closing date of the Merger; (b) the cost savings and accretion to reported earnings that will be realized from the Merger; (c) the restructuring charges expected to be incurred in connection with the Merger; (d) the accounting method WFC expects to use to account for the Merger; (e) the business opportunities and strategies expected for WFC and FSCO after the Merger; and (f) other statements that include the words "believes," "expects," "anticipates," "intends," "estimates," "should" or similar expressions.

      These forward-looking statements involve risks and uncertainties. Factors that could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements include, among other things: (a) expected cost savings from the Merger cannot be fully realized or realized within the expected time; (b) revenues following the Merger are lower than expected; (c) costs or difficulties, including divestitures, related to the integration of the businesses of WFC and FSCO are greater than expected; and (d) the Merger is accounted for as a purchase instead of a pooling of interests.

      Such forward-looking statements speak only as of the date on which such statements were made, and neither FSCO nor WFC undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which any statement is made to reflect the occurrence of unanticipated events.


Item 7.     Financial Statement and Exhibits

            (c)   Exhibits

                     99.1 Joint Press Release issued by FSCO and WFC, dated April 10, 2000



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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                  FIRST SECURITY CORPORATION


                                  By: /s/ Brad D. Hardy
                                      ------------------------------------------
                                      Name:  Brad D. Hardy
                                      Title: Executive Vice President Corporate
                                      Services, General Counsel, Chief Financial
                                      Officer and Secretary




Dated:      April 10, 2000